UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 8, 2004


                            Brandpartners Group Inc.
                            ------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

DELAWARE                            0-16530                        13-3236325
--------                            -------                        ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION                   (I.R.S. EMPLOYER
OF INCORPORATION)                 FILE NUMBER)                   IDENTIFICATION)


                       10 Main Street, Rochester, NH 03839
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 8, 2004, the Company's Board of Directors unanimously adopted a Code of Ethics for the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits furnished with this report:

      99.1 BrandPartners Group Inc. Code of Ethics.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BRANDPARTNERS GROUP INC.

Date: December 10, 2004
                           By:
                              ---------------------------------
                           James F. Brooks President and Chief Executive Officer